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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 1, 2005
                                                     ----------------

                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

           OHIO                      0-5544               31-0783294
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)

                 9450 Seward Road, Fairfield, Ohio  45014
           (Address of principal executive offices)   (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  Entry into Material Definitive Agreement

  (a) On December 1, 2005, Ohio Casualty Corporation (the "Company") entered into an employment agreement with its President and Chief Executive Officer Dan R. Carmichael ("Employment Agreement".) Pursuant to the Employment Agreement, Mr. Carmichael was granted 75,000 restricted shares subject to a five-year forfeiture period and 250,000 Freestanding Stock Appreciation Rights with a three year vesting period, both effective as of December 1, 2005. Mr. Carmichael will also receive 100,000 Stock Appreciation Rights with a three year
       vesting period effective as of February 16, 2006.   Additionally, the
       Company also entered into a separate Change in Control agreement with Mr. Carmichael, in lieu of a change in control provision which was part of Mr. Carmichael's previous employment agreement. The Employment Agreement, Restricted Stock Award Agreement, Freestanding Stock Appreciation Right Award Agreement and the Change in Control agreements are filed as Exhibit 10.1, 10.2, 10.3 and 10.4 hereto, and are incorporated herein by reference.

       The Company issued a press release on December 5, 2005 in connection with the Employment Agreement, which is posted on the Company's website at http://www.ocas.com and is attached hereto as Exhibit 99 and hereby incorporated by reference.

  (b) On December 1, 2005, the Board of Directors also approved an amendment to The Ohio Casualty Corporation 1993 Stock Incentive Plan (the "1993 Plan") to allow the participants under the plan to designate a beneficiary to receive or to exercise any awards that are unexercised and exercisable upon the participant's death. Upon approval by the Board of Directors, Section 12 of the 1993 Plan has been amended in its entirety to read as follows:

            12. Nontransferability. Each Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right and Restricted Stock Award granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the Participant's lifetime, only by the Participant or the Participant's guardian or legal representative.

            Each Participant may name a "successor in interest" or "successors in interest" (who may be named contingently or successively) to receive or to exercise any vested Award that is unpaid or unexercised and exercisable at or upon the Participant's death. Each designation made will revoke all earlier designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not effectively designated a successor interest, the deceased Participant's successor in interest will be his or her surviving spouse or, if there is no surviving spouse, the deceased Participant's estate.

            Whenever the term "successor in interest" or "successors in interest" is used in the Plan, it will refer to the person identified through the procedures described in this section.




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ITEM 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.   Description
     -----------   -----------


        10.1 Employment Agreement by and between The Ohio Casualty Corporation and Dan R. Carmichael, effective December 1, 2005

        10.2 Restricted Stock Award Agreement for Dan R. Carmichael dated December 1, 2005

        10.3 Freestanding Stock Appreciation Right Award Agreement dated December 1, 2005

        10.4 Change in Control Agreement by and between The Ohio Casualty Corporation and Dan R. Carmichael, effective December 1, 2005

        99         Press release issued by the Company dated December 5,
                   2005







                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   OHIO CASUALTY CORPORATION
                                   -------------------------
                                          (Registrant)






December 5, 2005                   ------------------------------------
                                   Debra K. Crane Senior Vice President,
                                     General Counsel and Secretary



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